Exhibit 10.34

November 23, 2015

Global Defense & National Security Systems, Inc.

11921 Freedom Drive
Suite 550
Reston, Virginia 20190

Reference is made to that certain Stock Purchase Agreement, dated as of June 8, 2015 (the “Stock Purchase Agreement”), by and among Global Defense & National Security Systems, Inc. (“GDEF”), Global Defense & National Security Holdings, LLC (the “Sponsor”), STG Group, Inc. (the “Company”), the undersigned stockholders of STG Group, Inc. (the “STG Stockholders”), and Simon Lee as stockholders representative.

The board of directors of GDEF has declared a dividend of 1 share of common stock, par value $0.0001 per share (the “GDEF Common Stock”), for each 1.06 shares of GDEF Common Stock (the “Dividend Shares”), payable to stockholders of record immediately following the closing of the transactions contemplated by the Stock Purchase Agreement (the “Record Date”).

On the Record Date, the STG Stockholders will be registered and beneficial owners of shares of GDEF Common Stock.

Subject to and conditioned upon the Sponsor waiving its right to receive any and all Dividend Shares with respect to the shares of GDEF Common Stock issuable on the Record Date (except for shares of GDEF Common Stock purchased by the Sponsor pursuant to and in accordance with that certain Second Amended and Restated Backstop Common Stock Purchase Agreement, dated as of November 23, 2015, by and between GDEF and the Sponsor), and without waiving any of the STG Stockholders’ respective rights under the Stock Purchase Agreement or any other agreement or instrument entered into by them pursuant to or in connection with the Stock Purchase Agreement, each STG Stockholder hereby waives its right to receive any and all Dividend Shares with respect to the shares of GDEF Common Stock issuable on the Record Date, including the 35,000 shares of GDEF Common Stock received from the Sponsor on the Record Date (except for the 658,513 shares of GDEF Common Stock received by the STG Stockholders in exchange for $7,000,000 of the Cash Consideration (as defined in the Stock Purchase Agreement)).

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

COMPANY:

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

By:	/s/ Damian Perl
Name: Damian Perl
Title: Chairman of the Board of Directors

STOCKHOLDERS:

SIMON S. LEE MANAGEMENT TRUST

By:	/s/ Simon Lee
Name: Simon Lee
Title: Trustee

SIMON S. LEE FAMILY TRUST

By:	/s/ Julie Lee
Name: Julie Lee
Title: Trustee

AHL DESCENDANTS TRUST

By:	/s/ Julie Lee
Name: Julie Lee
Title: Trustee

JSL DESCENDANTS TRUST

By:	/s/ Simon Lee
Name: Simon Lee
Title: Trustee

BRIAN LEE FAMILY TRUST

By:	/s/ Simon Lee
Name: Simon Lee
Title: Trustee

[Signature Page to Stock Dividend Waiver Agreement]